TECHNOLOGY AND PRODUCTS THAT MAKE A DIFFERENCE


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Fingerprint Drug Security Solutions

Investor Deck Q4 2015

RxSAFES
Drug Security and Adherence

Safe Harbor Disclosure

The financial projections of Rx Safes, Inc. (The Company") set forth in this document should be viewed in conjunction with a review of the underlying assumptions included herewith. The projections were prepared by management in good faith based upon assumptions believed to be reasonable at the time of preparation and involve a number of risks and significant business, competitive and economic uncertainties and contingencies, many of which are beyond the control of the company. Accordingly, actual results may vary materially from those presented and the assumptions may prove to be inaccurate.

The company has minimal revenues and the availability of the company's future customer base and which, if any, of the company's products will find market acceptance is difficult to predict with any degree of certainty. It is therefore difficult to ascertain what the company's revenues will be for any given period. The company's experience indicates that customers can change their purchasing patterns quickly in response to market demands and therefore the company's forecasts may not be relied upon to accurately forecast sales. The company's projections are based on management's best estimate of sales using historical sales data, information from customers and other information deemed relevant. These projections are highly subjective since sales to the company's customers can fluctuate substantially. The company's minimal revenues have varied in the past and may continue to vary in the future. Any significant change in purchases by the company's potential customers can significantly effect sales and profitability.

If demand for the company's products fluctuates, the company's revenues, profitability and financial condition could be adversely affected. Important factors that could cause demand for the company's products to fluctuate include:

- Changes in customer product needs;
- Changes in the level of inventory;
- Changes in business and economic conditions, including a downturn in the company's industry; and
- Market acceptance of the company's products.

If actual sales or earnings are less or more than the projected amounts, the price of the company's common stock may be adversely affected and accordingly the company's shareholders should not place undue reliance on these projections.

In addition, the price of the company's common stock may be adversely affected due to other factors, such as changes in analysts' estimates regarding earnings, or may be due to factors relating to the markets in general. Shareholders should be willing to incur the risk of such fluctuations.

Rx SAFES
Drug Security and Adherence

Rx Safes has a Mission as Simple as it is Powerful!

To become the leading provider of efficient and cost effective autonomous fingerprint drug security solutions for the consumer and professional healthcare markets!


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The Problem is Twofold:

Economic:

$600 billion total annual costs associated with prescription drug abuse and misuse

$72.5 billion in direct healthcare costs from theft and the non-medical use of pain killers

Extra burden on healthcare - insurance costs sky-rocketing

Rx SAFES
Drug Security and Adherence

Social:

More than **100** deaths each day in the US as a result of prescription drugs

1 in 5 kids have abused prescription drugs

70% steal drugs from home, family, friends

71,224 ER visits annually for medication overdoses involving children

Companies Lose Billions!


HEALTH CARE COSTS
Preventable Chronic Diseases
Waste and Fraud
Medical Salaries
Administration
Pharmaceuticals
High-Tech Equipment
Litigation

Healthcare facility theft

Skyrocketing insurance costs

Increased Pharma scrutiny

Rx SAFES
Drug Security and Adherence

Prescription Drugs Cause more than 100 Deaths Each Day in US!



Drug overdose death rates in the US have **more than tripled** since 1990.[5]
Death rate per 100,000 population*
12
10
8
6
4
2
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
*Deaths are those for which poisoning by drugs (illicit, prescription, and over-the-counter) was the underlying cause.



Familiar Brands, Unexpected Results


Commonly Abused Medications
Opioids
Derived from the opium poppy (or synthetic versions of it) and used for pain relief. Examples include hydrocodone (Vicodin®), oxycodone (OxyContin®, Percocet®), fentanyl (Duragesic®, Fentora®), methadone, and codeine.
Benzodiazepines
Central nervous system depressants used as sedatives, to induce sleep, prevent seizures, and relieve anxiety. Examples include alprazolam (Xanax®), diazepam (Valium®), and lorazepam (Ativan®).
Amphetamine-like drugs
Central nervous system stimulants used to treat attention deficit hyperactivity disorder (ADHD). Examples include dextroamphetamine/amphetamine (Adderall®, Adderall XR®), and methylphenidate (Ritalin®, Concerta®).

Purdue Pharma, J&J, Merck, Sandoz, Eli Lily, Glaxo, Novartis and Endo - all major stakeholders

Opioids - a gateway to heroin

Sedatives - Overdose can occur when mixed with alcohol

Stimulants - damage decision making capabilities

Government Support for Successful Initiatives Expanding!



Figure 1: Drug Control Resources by Function
Budget Authority in Billions
12
10
8
6
4
2
0
9.2
10.1
10.9
8.9
9.3
9.2
3.9
4.0
3.9
1.8
1.8
1.4
FY 2013
FY 2014
FY 2015
Prevention and Treatment
Domestic Law Enforcement
Interdiction
International

President requests $25.4 billion in Fiscal Year (FY) 2015 to reduce drug use and its consequences in the US

Rx Safes’ Comprehensive Solutions

Fingerprint secured drug delivery solutions

Rx Safes’ Fingerprint secured OEM partner solutions – medicine carts, PCA, access control and storage

Fingerprint secured medication lockboxes for use in Home and healthcare facilities

Fingerprint secured mobile medical solutions to administer emergency and in home care

Custom fingerprint secured technology solutions and miscellaneous biometric products

Drug drop-boxes to dispose unused medication

Product Lines – Continued Innovation of Proven Solutions



Consumer Safety and Security



Professional Security Solutions



Delivery Devices

Rx SAFES
Drug Security and Adherence

Rx SAFES
Drug Security and Adherence

Drug Delivery Products

Rx SafeDOSE(Market-Ready)

Fingerprint secured switch for infusion pumps



Rx MyDOSE(Market Ready)

Needle Free injection system


Rx
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MyDOSE

Rx SAFES
Drug Security and Adherence

Consumer Security

Rx DrugSAFE

(In Production)

Fingerprint Secured Personal Medication Lockbox


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DRUG SAFE



Rx SAFES
Drug Security and Adherence

Consumer Safety

Rx DrugSAFE Mini

(Prototyped)

Fingerprint Secured Portable Pill Case



Rx DrugSAFE IC

(Prototyped)

Fingerprint Secured
In Cabinet Medicine Safe


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Rx SAFES
Drug Security and Adherence

Professional Security

Rx DrugSAFE PRO/ Cabinet

(Prototyped)

Fingerprint Secured Storage for Controlled Substances and Equipment


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SAFE



Rx SAFES
Drug Security and Adherence

Commercial Security

Rx FieldLOCK (Market Ready)

Fingerprint Padlock with Multi-User Management and Pin Code Back-Up


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Rx
LP13B15010
0 1 2 *
3 4 5 #

Rx SAFES
Drug Security and Adherence

Professional Security

MMS(Prototype)

COOL(Concept)

EMS(Concept)

Field-Use Fingerprint Secured Storage for Controlled Substances/ Equipment- EMS, Home Healthcare and Ambulance Use


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DRUG SAFE
Rx DRUGSAFE
MOBILE MEDICAL STATION




DRUG SAFE
PELICAN

Future Product Road Map

- Portable HIPAA compliant fingerprint EMR
- Secure medication management and monitoring
- Biometric Tele-Medicine Solutions
- Fingerprint Physical and Electronic Health Records
- Biometric Remote Healthcare Monitoring

Common Authentication Platform

- Patented, Best of Breed Biometric Identity Management across product lines
- Unique Fingerprint for Authentication
- Significant Barrier to Entry Covering Battery Operated, Portable Biometric Devices
  - Highly Accurate Secure and Convenient
  - External Integration Through Bluetooth and Wi-Fi to Mobile Devices and Legacy Systems
  - Multiple users and security levels
  - Audit Tracking and Reporting – Simplifies Compliance and Control

Multi-Level Multi Billion Dollar Market Opportunity!

Our products and technology target three, distinct, multi-billion dollar market:

- **Asset management and Security**: **$29.6** billion by 2020(Rx DrugSAFE storage and asset protection products)
- **Drug Delivery Systems**: PCA Pump market - **$7.1** billion in 2013 (SafeDOSE)
: Injectable Drug Delivery Market $**16.6** billion by 2017 (MyDOSE)
- **Custom Healthcare Technology Solutions**: **$31.3** billion by 2017

RxSAFES
Drug Security and Adherence

Distribution Strategy

- Signed Agreements with major healthcare distributors -McKesson And Cardinal Health - 67% of the retail and professional markets
- Major retail pharmacy partnerships - CVS
- OEM brand partnerships – fast-track path to market through their existing channels – Hospira, Baxter
- Federally Funded Government Initiatives – $100 million awarded last month
- FDA Device Approval – future plan to make products reimbursable through health insurance

RxSAFES Drug Security and Adherence

Additional stakeholders will invest Strategically!

Insurance companies & healthcare providers
Demonstrable ROI for prevention of drug theft, diversion and abuse

Pharmaceutical companies
Under pressure by FDA to show proactively tackling issues caused by their products



Rx SAFES Drug Security and Adherence

The Experience to Execute

Lorraine Yarde, CEO - Pioneer and Leader in standalone biometric products

- Successfully launched first Nationwide Mass Market Distribution of Consumer Biometric Products– Home Depot, Sears, Costco, Sharper Image

- Proven ability to create strategic Product Development and Marketing relationships with Brand Name OEMs to develop Fingerprint Products – Master Lock, Black and Decker, Overhead Door Corporation, Honeywell

Investment Needed to Attack Addressable Market


Geographies
Global Markets
NAFTA
Delivery Devices
Storage and Asset Security
Misc. Biometrics
Consumer
Professional
Markets Served
Products


Rx Safes Driven
Investment Needed

- Current market focus is solely medical industry
- Current geographies served: US only which has an **$84.6B** addressable market
  - Assets $29.6B by 2020
  - PCA $7.1B in 2013
  - Injectables $16.6B by 2017
  - Solutions $31.3B

Projected Revenues and EBITDA

	YEAR ONE	YEAR TWO	YEAR THREE
REVENUE	9,606,806	42,390,334	95,238,383
EXPENSES	3,118,535	16,997,654	44,611,901
INVESTMENT	10,000,000	15,000,000	
CASH ON HAND	5,343,306	17,725,896	26,780,572
EBITDA	3,890,868	20,141,829	43,244,577

$25M capital investment will make it happen

Current Share Price: $3.00

- 500M common shares par value$0.001 and 50M preferred par value $0.001authorized
- 1,378,782 common shares issued, 2,000 Preferred B shares issued
- 112,500 options and 2,750 warrants outstanding

An Opportunity for Ground-Floor Investment


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First Mover Advantage in Emerging Market

Patented Best in Class Technology – Barrier to Entry

Robust Product Pipeline

Signed Distribution Agreements

Proven Leadership

$85 billion combined markets

RxSAFES
Drug Security and Adherence

An Opportunity to Make a Difference!



Improving lives, healthcare & the entire US Economy


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